Inventory, Net	12 Months Ended
Jun. 30, 2026
Inventory, Net [Abstract]
INVENTORY, NET
11.	INVENTORY, NET

	30 June 2026 $	30 June 2025 $
Copper	15,800,000	-
	15,800,000	-

On 21 November 2025, the Company entered into an Asset Sale Agreement (the ASA) with Swiss Commodity Re Limited and purchased 40kg of ultra-high-purity copper powder from the seller. The transaction was completed on 16 December 2025 when the Company issued a total of 2,000,000 ordinary shares to the seller. The cost of the ultra-high-grade copper powder is $15,800,000, being 2,000,000 shares at $7.90 per share, which was determined to be the fair value of the shares as at the date of acquisition (refer note 22). The inventory has been classified as a non-current asset because there are no specific plans for the inventory to be sold or consumed within 12 months.

There were no inventories recognised as an expense during the year ended 30 June 2026. No inventories were written down to net realisable value.